UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811- 07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2017

Date of reporting period:	July 31, 2016

Item 1. Schedule of Investments:

Putnam Capital Spectrum Fund

The fund's portfolio
7/31/16 (Unaudited)

COMMON STOCKS (79.9%)(a)
			Shares	Value

Aerospace and defense (5.8%)

General Dynamics Corp.			349,000	$51,264,610

Northrop Grumman Corp.			1,160,078	251,307,697

				302,572,307
Airlines (7.5%)

American Airlines Group, Inc.			9,027,627	320,480,759

United Continental Holdings, Inc.(NON)			1,443,700	67,695,093

				388,175,852
Biotechnology (0.9%)

ARIAD Pharmaceuticals, Inc.(NON)(S)			5,051,866	48,043,246

				48,043,246
Cable television (19.3%)

DISH Network Corp. Class A(NON)			18,676,790	997,714,122

				997,714,122
Chemicals (1.3%)

W.R. Grace & Co.			873,732	65,416,315

				65,416,315
Commercial and consumer services (6.9%)

Priceline Group, Inc. (The)(NON)			266,304	359,726,106

				359,726,106
Computers (0.6%)

Apple, Inc.			294,500	30,689,845

				30,689,845
Conglomerates (0.9%)

Tyco International PLC			1,052,100	47,944,197

				47,944,197
Consumer finance (0.3%)

Ocwen Financial Corp.(NON)(S)(AFF)			8,818,200	17,636,400

				17,636,400
Consumer services (0.6%)

Delivery Hero Holding GmbH (acquired 6/12/15, cost $33,218,730) (Private) (Germany)(F)(RES)(NON)			4,313	27,159,566

FabFurnish GmbH (acquired 8/2/13, cost $351) (Private) (Brazil)(F)(RES)(NON)			528	221

Global Fashion Group SA (acquired 8/2/13, cost $17,399,601) (Private) (Brazil)(F)(RES)(NON)			410,732	2,957,448

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $351) (Private) (Brazil)(F)(RES)(NON)			264	221

New Middle East Other Assets GmbH (acquired 8/2/13, cost $136) (Private) (Brazil)(F)(RES)(NON)			102	86

				30,117,542
Electronics (3.4%)

Agilent Technologies, Inc.			3,248,369	156,279,033

GenMark Diagnostics, Inc.(NON)(S)			2,070,092	22,046,480

				178,325,513
Investment banking/Brokerage (0.4%)

Altisource Portfolio Solutions SA(NON)(S)(AFF)			940,901	21,885,357

				21,885,357
Medical technology (0.1%)

STAAR Surgical Co.(NON)(S)			938,559	6,419,744

				6,419,744
Oil and gas (4.0%)

Gulfport Energy Corp.(NON)			3,064,671	89,151,279

Pioneer Natural Resources Co.			716,700	116,513,919

				205,665,198
Pharmaceuticals (19.2%)

Cardiome Pharma Corp. (Canada)(NON)			1,036,465	3,244,135

Jazz Pharmaceuticals PLC(NON)(AFF)			5,418,684	818,058,723

Teva Pharmaceutical Industries, Ltd. ADR (Israel)			3,240,300	173,356,050

				994,658,908
Power producers (—%)

Mach Gen, LLC			51,616	103,232

				103,232
Real estate (1.0%)

Altisource Residential Corp.(AFF)(R)			5,314,754	51,021,638

				51,021,638
Technology services (0.8%)

Global Eagle Entertainment, Inc.(NON)(S)(AFF)			4,779,420	39,191,244

				39,191,244
Telecommunications (6.9%)

EchoStar Corp. Class A(NON)			8,870,674	345,512,752

HC2 Holdings, Inc.(NON)(S)(AFF)			2,155,552	9,915,539

				355,428,291

Total common stocks (cost $3,689,926,326)				$4,140,735,057

CONVERTIBLE PREFERRED STOCKS (3.0%)(a)
			Shares	Value

Allergan PLC Ser. A, 5.50% cv. pfd.			12,961	$11,617,463

Altisource Asset Management Corp. zero % cv. pfd. (acquired 3/17/14, cost $31,800,000) (Virgin Islands)(RES)(NON)			31,800	11,173,725

Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/18/15, cost $104,097,986) (Private)(F)(RES)(NON)			3,078,243	135,118,861

Total convertible preferred stocks (cost $148,858,986)				$157,910,049

CORPORATE BONDS AND NOTES (1.0%)(a)
			Principal amount	Value

CNG Holdings, Inc./OH 144A sr. notes 9.375%, 5/15/20			$10,000,000	$5,000,000

DFC Finance Corp. 144A company guaranty sr. notes 10.50%, 6/15/20			19,301,000	10,133,025

Digicel Group, Ltd. 144A sr. unsec. notes 8.25%, 9/30/20 (Jamaica)			5,500,000	5,018,750

Sprint Corp. company guaranty sr. unsec. sub. notes 7.125%, 6/15/24			25,545,000	22,576,671

Stone Energy Corp. company guaranty sr. unsec. unsub. notes 7.50%, 11/15/22 (In default)(NON)			16,541,000	8,270,500

Total corporate bonds and notes (cost $70,446,644)				$50,998,946

SENIOR LOANS (0.6%)(a)(c)
			Principal amount	Value

Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 11.25%, 3/1/17			$4,737,077	$4,894,978

LightSquared LP bank term loan FRN 13.50%, 12/7/20(PIK)			37,079,325	25,955,527

Total senior loans (cost $39,630,112)				$30,850,505

CONVERTIBLE BONDS AND NOTES (0.5%)(a)
			Principal amount	Value

GNC Holdings, Inc. 144A cv. company guaranty sr. unsec. notes 1.50%, 8/15/20			$5,000,000	$4,106,250

Novatel Wireless, Inc. cv. sr. unsec. unsub. notes 5.50%, 6/15/20			7,750,000	5,875,469

Stone Energy Corp. cv. company guaranty sr. unsec. sub. notes 1.75%, 3/1/17 (In default)(NON)			16,366,000	9,819,600

Whiting Petroleum Corp. cv. company guaranty sr. unsec. unsub. notes 1.25%, 4/1/20 (acquired 3/24/15, cost $10,900,000)(RES)			10,900,000	8,440,688

Total convertible bonds and notes (cost $38,521,194)				$28,242,007

PREFERRED STOCKS (0.5%)(a)
			Shares	Value

Ligado Networks, LLC Ser. A-2, 16.63% sr. pfd. (acquired 12/7/15, cost $27,599,994) (Private)(F)(RES)(NON)			2,840,908	$27,600,031

Total preferred stocks (cost $27,599,994)				$27,600,031

INVESTMENT COMPANIES (0.5%)(a)
			Shares	Value

VanEck Vectors Gold Miners ETF(S)			791,700	$24,218,103

Total investment companies (cost $10,376,676)				$24,218,103

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value

Global Eagle Entertainment, Inc.(S)(AFF)	1/31/18	$11.50	859,187	$403,818

Total warrants (cost $1,168,800)				$403,818

SHORT-TERM INVESTMENTS (17.6%)(a)
			Principal amount/shares	Value

Federal Home Loan Banks unsec. discount notes 0.370%, 10/12/16			$8,000,000	$7,994,960

Federal National Mortgage Association unsec. discount notes 0.230%, 8/24/16			6,500,000	6,499,227

Federal National Mortgage Association unsec. discount notes 0.300%, 10/4/16			35,000,000	34,980,400

Freddie Mac unsec. discount notes 0.315%, 10/7/16			40,000,000	39,976,560

Interest in $290,107,000 joint tri-party repurchase agreement dated 7/29/16 with Merrill Lynch, Pierce, Fenner and Smith, Inc. due 8/1/16 - maturity value of $33,231,942 for an effective yield of 0.340% (collateralized by various mortgage backed securities with coupon rates ranging from 2.806% to 4.000% and due dates ranging from 12/1/33 to 5/20/46, valued at $295,909,141)			33,231,000	33,231,000

Interest in $160,000,000 joint tri-party repurchase agreement dated 7/29/16 with BNP Paribas due 8/1/16 - maturity value of $34,000,992 for an effective yield of 0.350% (collateralized by various mortgage backed securities with coupon rates ranging from 1.785% to 4.000% and due dates ranging from 7/1/36 to 7/1/46, valued at $163,204,760)			34,000,000	34,000,000

Interest in $250,000,000 joint tri-party repurchase agreement dated 7/29/16 with Barclays Capital, Inc. due 8/1/16 - maturity value of $150,004,000 for an effective yield of 0.320% (collateralized by various U.S. Treasury notes and bonds with coupon rates ranging from 0.125% to 3.875% and due dates ranging from 7/15/18 to 2/15/42, valued at $255,000,087)			150,000,000	150,000,000

Putnam Cash Collateral Pool, LLC 0.62%(d)		Shares	86,342,050	86,342,050

Putnam Money Market Liquidity Fund 0.39%(AFF)		Shares	117,987,408	117,987,408

Putnam Short Term Investment Fund 0.44%(AFF)		Shares	289,947,288	289,947,288

U.S. Treasury Bills 0.224%, 9/22/16(SEGSH)			$50,000,000	49,983,500

U.S. Treasury Bills 0.270%, 8/18/16(SEGSH)			14,000,000	13,998,810

U.S. Treasury Bills 0.196%, 8/11/16(SEGSH)			50,000,000	49,998,000

Total short-term investments (cost $914,938,404)				$914,939,203

TOTAL INVESTMENTS

Total investments (cost $4,941,467,136)(b)				$5,375,897,719

SECURITIES SOLD SHORT at 7/31/16 (Unaudited)

COMMON STOCKS (1.8%)(a)	Shares	Value

Automotive (0.2%)
PACCAR, Inc.	208,600	$12,301,142

		12,301,142
Conglomerates (0.7%)
General Electric Co.	1,120,617	34,896,013

		34,896,013
Machinery (0.9%)
Caterpillar, Inc.	586,733	48,558,023

		48,558,023

Total securities sold short (proceeds receivable $98,748,626)		$95,755,178

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from May 1, 2016 through July 31, 2016 (the reporting period). Within the following notes to the portfolio, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $5,184,224,756.
(b)	The aggregate identified cost on a tax basis is $4,948,030,800, resulting in gross unrealized appreciation and depreciation of $921,639,738 and $493,772,819, respectively, or net unrealized appreciation of $427,866,919.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $212,450,847, or 4.1% of net assets.
(PIK)	Income may be received in cash or additional securities at the discretion of the issuer.
(AFF)	Affiliated company. For investments in Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:
	Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period

	Putnam Money Market Liquidity Fund*	$163,389,504	$30,000,000	$75,402,096	$117,076	$117,987,408
	Putnam Short Term Investment Fund*	246,209,310	90,590,530	46,852,552	338,872	289,947,288
	Altisource Portfolio Solutions SA	30,079,077	—	546,482	—	21,885,357
	Altisource Residential Corp.	63,754,954	—	1,809,852	797,213	51,021,638
	Global Eagle Entertainment, Inc.#	42,705,491	—	3,992,918	—	39,191,244
	Global Eagle Entertainment, Inc. warrants	2,534,602	—	—	—	403,818
	HC2 Holdings, Inc.	8,401,491	—	87,791	—	9,915,539
	Jazz Pharmaceuticals PLC	930,570,089	—	112,404,481	—	818,058,723
	Ocwen Financial Corp.	22,301,228	—	1,668,757	—	17,636,400
	Totals	$1,509,945,746	$120,590,530	$242,764,929	$1,253,161	$1,366,047,415
*	Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.
#	In connection with the purchase of shares of this issuer by another fund managed by Putnam Management on October 21, 2013, Putnam Management, on behalf of the fund, other funds managed by Putnam Management and certain other affiliated entities and individuals (the "Other Putnam Investors"), entered into a Voting Rights Waiver Agreement with the issuer. Pursuant to the Agreement, the fund and the Other Putnam Investors have agreed to waive on a pro rata basis all voting rights in respect of any voting securities issued by the issuer that exceed, in the aggregate, 4.99% of the total voting rights exercisable by the issuer's outstanding voting securities.

(SEGSH)	This security, in part or in entirety, was segregated for securities sold short at the close of the reporting period.
(c)	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown. Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities.
	Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder's portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.
(d)	Affiliated company. The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund's agent; the fund will bear the risk of loss with respect to the investment of the cash collateral.
	The fund received cash collateral of $86,342,050, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $84,834,755.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
	At the close of the reporting period, the fund maintained liquid assets totaling $95,755,951 to cover securities sold short and the settlement of certain securities.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	Debt obligations are considered secured unless otherwise indicated.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	The dates shown on debt obligations are the original maturity dates.
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund's assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for securities sold short, if any) and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
	Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Repurchase agreements: The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
	Short sales of securities: The fund may engage in short sales of securities to realize appreciation when a security that the fund does not own declines in value. A short sale is a transaction in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the borrow and thus the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the short sale and when the fund closes out the short sale, the fund will incur a loss, which is theoretically unlimited. The fund will realize a gain, which is limited to the price at which the fund sold the security short, if the security declines in value between those dates. Dividends on securities sold short are recorded as dividend expense.
	While the short position is open, the fund will post cash or liquid assets at least equal in value to the fair value of the securities sold short. The fund will also post collateral representing an additional 2%-5% of the fair value of the securities sold short. This additional collateral may be in the form of a loan from the custodian. All collateral is marked to market daily. The fund may also be required to pledge on the books of the fund additional assets for the benefit of the security and cash lender.
	At the close of the reporting period, the value of the securities sold short amounted to $95,755,178 and the fund posted collateral of $98,050,815. Collateral may include amounts related to unsettled trades.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$65,416,315	$—	$—
Capital goods	302,572,307	—	—
Communication services	1,353,142,413	—	—
Conglomerates	47,944,197	—	—
Consumer cyclicals	359,726,106	—	—
Consumer staples	—	—	30,117,542
Energy	205,665,198	—	—
Financials	90,543,395	—	—
Health care	1,049,121,898	—	—
Technology	248,206,602	—	—
Transportation	388,175,852	—	—
Utilities and power	—	103,232	—
Total common stocks	4,110,514,283	103,232	30,117,542
Convertible bonds and notes	—	28,242,007	—
Convertible preferred stocks	—	11,617,463	146,292,586
Corporate bonds and notes	—	50,998,946	—
Investment companies	24,218,103	—	—
Preferred stocks	—	—	27,600,031
Senior loans	—	30,850,505	—
Warrants	403,818	—	—
Short-term investments	407,934,696	507,004,507	—

Totals by level	$4,543,070,900	$628,816,660	$204,010,159

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Securities sold short	$(95,755,178)	$—	$—

Totals by level	$(95,755,178)	$—	$—

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in the Security valuation note above), did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.
The following is a reconciliation of Level 3 assets as of the close of the reporting period:

Investments in securities:	Balance as of April 30, 2016	Accrued discounts/ premiums	Realized gain/(loss)	Change in net unrealized appreciation/ (depreciation) #	Cost of purchases	Proceeds from sales	Total transfers into Level 3 †	Total transfers out of Level 3 †	Balance as of July 31, 2016
Common stocks*:
Consumer staples	$30,856,218	$—	$—	$(738,676)	$—	$—	$—	$—	$30,117,542
Utilities and power	103,232	—	—	—	—	—	—	(103,232)	—
Total common stocks	$30,959,450	$—	$—	$(738,676)	$—	$—	$—	$(103,232)	$30,117,542
Convertible preferred stocks	$146,296,561	—	—	(3,975)	—	—	—	—	$146,292,586
Preferred stocks	$27,600,031	—	—	—	—	—	—	—	$27,600,031
Totals	$204,856,042	$—	$—	$(742,651)	$—	$—	$—	$(103,232)	$204,010,159

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period.

# Includes $(742,651) related to Level 3 securities still held at period end.

The table below represents quantitative information on internally priced Level 3 securities that were valued using unobservable inputs. The table excludes securities with valuations provided by a broker.

Description	Fair Value	Valuation Techniques	Unobservable Input	Range of unobservable inputs (Weighted Average)	Impact to Valuation from an Increase in Input (1)

			EV/Sales multiple	3.9x-6.5x (5.62x)	Increase
Private equity	$27,159,566	Comparable Multiples	Liquidity discount	10%	Decrease

			EV/sales multiple	0.6x-1.9x (1.37x)	Increase
Private equity	$2,957,448	Comparable multiples	Liquidity discount	25%	Decrease
			Uncertainty discount	25%	Decrease

Private equity	$528	Market transaction price	Liquidity discount	25%	Decrease

Private equity	$135,118,861	Market transaction price	Liquidity discount	10%	Decrease

(1) Expected directional change in fair value that would result from an increase in the unobservable input.

Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Equity contracts	$403,818	$—

Total	$403,818	$—

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Warrants (number of warrants)		859,187

	The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions, if applicable, see note "(d)" above, and for borrowing transactions associated with securities sold short, if applicable, see the "Short sales of securities" note above.

		Barclays Capital, Inc.	BNP Paribas	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total

	Assets:
	Futures contracts§	$—	$—	$—	$—
	Repurchase agreements	150,000,000	34,000,000	33,231,000	217,231,000

	Total Assets	$150,000,000	$34,000,000	$33,231,000	$217,231,000

	Liabilities:
	Futures contracts§	$—	$—	$8,018	$8,018

	Total Liabilities	$—	$—	$8,018	$8,018

	Total Financial and Derivative Net Assets	$150,000,000	$34,000,000	$33,222,982	$217,222,982
	Total collateral received (pledged)##†	$150,000,000	$34,000,000	$33,222,982
	Net amount	$—	$—	$—

†	Additional collateral may be required from certain brokers based on individual agreements.

##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§	Includes current day's variation margin only, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund's portfolio.

	For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: September 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: September 29, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: September 29, 2016